UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2014

PURAMED BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	00-52771 (Commission File Number)	20-5510104 (IRS Employer Identification No.)

1326 Schofield Avenue
Schofield, WI 54476
       (Address of principal executive offices)

(715) 359-6373
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 18, 2014, PuraMed Bioscience, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of authorizing the amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock of the Company, par value $0.001, from 1,000,000,000 to 4,000,000,000 (the “Authorized Share Increase”) and to authorize 100,000,000 shares of preferred stock, par value $0.001 per share, which the board of directors has the authority to issue in one or more series, with such rights, preferences and designations as it deems necessary or advisable without any additional action by the Company's shareholders (the “Preferred Stock Authorization”).

The shareholders voted in favor of the Authorized Share Increase and the Preferred Stock Authorization.

On April 21, 2014, the Company filed an Amendment to its Articles of Incorporation (the “Amendment”) with the Minnesota Secretary of State, effecting the Authorized Share Increase and the Preferred Stock Authorization.  A copy of the Amendment is included as Exhibit 3.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 18, 2014, the Authorized Share Increase was approved at the Special Meeting.  As of the close of business on March 19, 2014, the record date for the Special Meeting, 946,385,676 common shares of the Company were outstanding and entitled to vote. At the Special Meeting, 478,076,894, or approximately 50.516%, of the outstanding shares of common stock entitled to vote were represented in person or by proxy.

The results of the voting at the Special Meeting are as follows:

	For	Against	Abstain
Total Shares Voted Authorized Share Increase	477,937,188	139,406	300
% Voted For Authorized Share Increase	50.5%	*	*
	For	Against	Abstain
Total Shares Voted Preferred Stock Authorization	477,937,188	139,406	300
% Voted For Preferred Stock Authorization	50.5%	*	*

* less than one percent.

According to the results above, the majority of the stockholders present at the Special Meeting, whether in person or by proxy, voted FOR and thereby authorized the Authorized Share Increase and voted FOR and thereby authorized the Preferred Stock Authorization.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation filed with the Minnesota Secretary of State April 21, 2014*

* filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PURAMED BIOSCIENCE, INC.

April 22, 2014	By:	/s/ Russell W. Mitchell
Name: Russell W. Mitchell
Title: Chief Executive Officer/Chief Financial Officer